SCHEDULE 14C PRE

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Proxy Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]	Preliminary Information Statement
[_]	Confidential, for Use of the Commission (only as permitted by Rule 14c-5(d)(2))
[_]	Definitive Information Statement
[_]	Definitive Additional Materials

MARIJUANA COMPANY OF AMERICA, INC.
(Name of Registrant as Specified in its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

(Name of Person(s) Filing Information Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Contact Person:

Mailander Law Office, Inc.

Tad Mailander

4811 49th Street

San Diego, CA 92115

(619) 239-9034

MARIJUANA COMPANY OF AMERICA, INC.
633 West 5th Street, Ste. 2826
Los Angeles, CA 90071
(888) 777-4362

__________

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

__________

NOTICE OF ACTION TAKEN BY UNANIMOUS WRITTEN CONSENT OF
THE BOARD OF DIRECTORS, AND MAJORITY VOTE OF THE STOCKHOLDERS ELIGIBLE TO VOTE ON DECEMBER 13, 2022.

To the Stockholders of MARIJUANA COMPANY OF AMERICA, INC.:

The enclosed Information Statement is being distributed to the holders of record of common stock, par value $0.00 per share (“Common Stock”), of Marijuana Company of America, Inc., a Utah corporation (the “Company” or “we”) as of the close of business on December 13, 2022 (the "Record Date") under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of the enclosed Information Statement is to inform our stockholders of action taken by written consent by the holders of a majority of our outstanding voting stock pursuant to Title 16 Chapter 6 Section 16-10a-702 of the Revised Utah Business Corporations Act and Article II, Section 3 of the Company’s By-Laws. No meeting of the stockholders was called or is required. The enclosed Information Statement shall be considered the notice required under Article II, Section 5 of the Company’s By-Laws, and Title 16 Chapter 6, Section 16-10a-704 of the Revised Utah Business Corporations Act. The following actions were authorized, by written consent, by holders of a majority of our outstanding voting stock on December 13, 2022, (the “Written Consent”):

•	an amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) to: (i) amend its previously authorized reverse stock split on June 10, 2022, and instead approve a reverse stock split of the Company’s outstanding Common Stock, $0.00 par value at an amended ratio of 1-for-150. The Company’s Preferred Stock is not affected by this corporate action.

The Written Consent constitutes the only stockholder approval required under the Revised Utah Business Corporations Act, our Certificate of Incorporation and Bylaws to approve the Certificate of Amendment. No consents or proxies are being requested from stockholders, and our Board of Directors is not soliciting your consent or your proxy in connection with these actions. No meeting of the stockholders was called or is required. Pursuant to Rule 14c-2 under the Exchange Act, the Certificate of Amendment, as approved in the Written Consent, will not become effective until completion of regulatory review by FINRA and the SEC, filing of the Certificate of Amendment with the Utah Secretary of State. The market effective date of the reverse split may be delayed thereby. Accordingly, the Company will advise and update stockholders in press releases and on Form 8-K.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Important Notice Regarding the Availability of Information Statement Materials in Connection with this Notice of Written Consent: We will furnish a copy of this Information Statement, without charge, to any stockholder upon written request to the following address: 633 West 5th Street, Ste. 2826, Los Angeles, CA 90071, Attention: Mr. Jesus Quintero, Principal Executive Officer.

By Order of the Board of Directors,

/s/ Jesus Quintero
Principal Executive Officer
Los Angeles, CA 90071
December 22, 2022

MARIJUANA COMPANY OF AMERICA, INC.
633 West 5th Street, Ste. 2826
Los Angeles, CA 90071
(888) 777-4362

__________________________________________

INFORMATION STATEMENT

_____________________________________

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND

YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

THIS IS NOT A NOTICE OF A MEETING OR SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING OR SPECIAL MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF OUR COMMON STOCK. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THERE ARE NO DISSENTERS’ RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

This Information Statement advises stockholders of Marijuana Company of America, Inc. (the “Company“) of:

•	an amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) to: (i) amend its previously authorized reverse stock split on June 10, 2022, and instead approve a reverse stock split of the Company’s outstanding Common Stock, $0.00 par value at an amended ratio of 1-for-150. The Company’s Preferred Stock is not affected by this corporate action.

Our Board of Directors approved the Certificate of Amendment on December 13, 2022 (the Certificate of Amendment is referred to herein as the “Amendment”) and approved close of markets on December 13, 2022, as the record date for determining shareholders eligible to vote to approve the Amendment. The Amendment was subsequently approved, by written consent, by stockholders holding a majority of our outstanding voting Common Stock on the Voting Record Date (the “Written Consent”). A copy of the substantive text of the Certificate of Amendment is attached to this Information Statement as Exhibit A.

The Certificate of Amendment will only become effective after completion of regulatory review by FINRA and the SEC, and filing the Certificate of Amendment with the Utah Secretary of State. The market effective date of the reverse split may be delayed thereby. Accordingly, the Company will advise and update stockholders in press releases and on Form 8-K.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

Under the Revised Utah Business Corporations Act and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. As the holders of the Company’s Common Stock are entitled to vote on such matters, approval of the Amendment required the approval of a majority of the Company’s outstanding voting rights. As of December 13, 2022, the Company had 18,701,074,966 shares of common stock issued and outstanding with the holders thereof being entitled to cast one vote per share. On the voting record date, our director and president, Mr. Jesus Quintero, owns 2,000,000 shares of the Company's Class B Preferred Stock. The Class B Preferred Stock has one thousand (1,000) times that number of votes on all matters submitted to the shareholders that is equal to the number of shares of common stock issued and outstanding (rounded to the nearest whole number), at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of such shareholders is affected. Thus, through his holding of Series B Preferred Stock, our controlling shareholder, Jesus M. Quintero, can cast a controlling vote on any decision regarding corporate actions under Utah law.

We have obtained all necessary corporate approvals in connection with the Amendment. We are not seeking written consents from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement, as no meeting or special meeting of the stockholders will be required. This Information Statement is furnished solely for the purposes of advising stockholders of the action approved by the Written Consent and giving stockholders notice of the Amendment as required by the Revised Utah Business Corporations Act and the Exchange Act.

As the Amendment was approved by the Written Consent, there will be no stockholders’ meeting, and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement, if they desire to do so, and will not be available to respond to appropriate questions from our stockholders.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

Description of Securities

Capital Stock

Preferred Stock

As of December 13, 2022, we have authorized 10,000,000 shares of preferred stock as “Class A Preferred Stock,” par value $0.001 per share, and 5,000,000 shares of preferred stock as “Class B Preferred Stock, par value $0.001 per share. There are 10,000,000 shares of Class A Preferred Stock issued and outstanding, and 2,000,000 shares of Class B Preferred Stock issued and outstanding.

Class A Preferred Stock

As of December 13, 2022, we have designated 10,000,000 shares of preferred stock as “Class A Preferred Stock,” par value $0.001. There are 10,000,000 shares of Class A Preferred Stock issued and outstanding, with 6,666,666 shares held by Mr. Jesus M. Quintero, our Director, Chief Executive Officer and controlling shareholder, and 3,333,333 shares held by Mr. Edward Manolos, our Director.

The Class A Preferred Stock carries the following rights and preferences.

Dividends

Class A Preferred Stock is not eligible for receipt of dividends.

Voting Rights

The holders of the Class A Preferred Stock shall vote for the election of directors, and shall have full voting rights, except that each Class A Preferred share shall entitle the holder to exercise one hundred (100) votes for each one (1) Class A Preferred Share held. Our two current Directors, Mr. Jesus M. Quintero and Edward Manolos each own Class A Preferred Shares, with Mr. Quintero holding 6,666,666.66 shares and Mr. Manolos holding 3,333,333.33 shares, and are eligible to vote on any decision regarding corporate actions under Utah law that are assigned to a vote of the stockholders, including but not limited to: (i) the sale of all or substantially all of its property; (ii) the election of directors; (iii) dissolving the corporation; (iv) amending the articles of incorporation; and, (v) approving a merger or consolidation. The beneficial owners of the Class A Preferred Stock vote with the common stockholders and the designated preferences cannot be modified but for a majority vote of the common shares eligible to vote as a class. Thus, through their holdings of the Company’s Class A Preferred Stock, Mr. Quintero and Mr. Manolos are able to cast one billion votes on any decision regarding corporate actions under Utah law.

Redemptive Rights

The Class A Preferred Stock shall not be redeemable.

Conversion Rights

Class A Preferred Stock is not convertible into any other class of preferred stock or common stock.

Other Provisions

The shares of Class A Preferred Stock shall be duly and validly issued, fully paid and non-assessable. The holders of the Class A Preferred Stock shall not have pre-emptive rights with respect to any shares of capital stock of the Company or any other securities of the Company convertible into Common Stock or rights or options to purchase any such shares.

Class B Preferred Stock

As of December 13, 2022, we have designated 5,000,000 as “Class B Preferred Stock,” par value $0.001, with 2,000,000 shares issued and outstanding. The 2,000,000 shares of Class B Preferred Stock issued and outstanding are held by Mr. Jesus M. Quintero, our Director, Chief Executive Officer and controlling shareholder.

The Class B Preferred Stock carries the following rights and preferences.

Dividends

Class B Preferred Stock is not eligible for receipt of dividends.

Voting Rights

Holders of the Series B Preferred Stock shall have One Thousand (1,000) times that number of votes on all matters submitted to the shareholders that is equal to the number of shares of common stock issued and outstanding (rounded to the nearest whole number), at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of such shareholders is affected. Thus, through his holding of Series B Preferred Stock, our controlling shareholder, Jesus M. Quintero, is able to cast a controlling vote on any decision regarding corporate actions under Utah law.

Redemptive Rights

The Class B Preferred Stock shall not be redeemable.

Conversion Rights

Class B Preferred Stock is not convertible into any other class of preferred stock or common stock.

Other Provisions

The shares of Class B Preferred Stock shall be duly and validly issued, fully paid and non-assessable. The holders of the Class B Preferred Stock shall not have pre-emptive rights with respect to any shares of capital stock of the Company or any other securities of the Company convertible into Common Stock or rights or options to purchase any such shares.

Common Stock

As of December 13, 2022, there 18,701,074,966 shares of common stock are issued and outstanding.

Holders of shares of common stock are entitled to share ratably in dividends, if any, as may be declared, from time to time, by the Board of Directors in its discretion, from funds legally available therefore. The Company does not currently anticipate paying any dividends on its Common Stock. In the event of a liquidation, dissolution or winding up of the Company, the holders of shares of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. Holders of common stock have no preemptive rights to purchase the Company's common stock. There are no conversion rights or redemption or sinking fund provisions with respect to the common stock. All the outstanding shares of common stock are fully paid and non-assessable.

Shares of Common Stock are registered at the office of the Company and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws. The Company's transfer agent is Pacific Stock Transfer Company, 6725 Via Austi Pkwy, Suite 300, Las Vegas NV 89119.

Vote Obtained – Title 16 Section 10a-704 of the Revised Utah Business Corporations Act

Section 16-10a-704 of the Revised Utah Business Corporations Act provides that any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

To eliminate the costs and management time involved in soliciting and obtaining proxies to approve the Actions and to effectuate the Actions as early as possible to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company. The consenting shareholder, and his respective approximate ownership percentage of the voting stock of the Company, both common and preferred, as of the Voting Record Date, was greater than 51%.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Company’s stockholders on the Record Date. The corporate action described herein will be effective after approval by FINRA and the SEC, the filing of the Certificate of Amendment with the Utah Secretary of State, and 20 days after the mailing of this Information Statement to our stockholders entitled to receive notice thereof. The market effective date of the reverse split may be delayed thereby. Accordingly, the Company will advise and update stockholders in press releases and on Form 8-K.

The entire cost of furnishing this Information Statement will be borne by the Company.

ACTION ONE

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

Reverse Stock Split

General

Originally on June 10, 2022, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest, and directed that there be submitted to the holders of a majority of the Company’s common stock for approval, the prospective amendment to the Company’s Articles of Incorporation to affect a 1-for-65 reverse split of the Company’s Common Stock (the “Reverse Stock Split”). On June 10, 2022, stockholders of the Company owning a majority of the Company’s outstanding voting stock (the “Majority Stockholders”) approved the Reverse Stock Split by written consent.

On December 13, 2022, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest, to amend the board action approving a 1 for 65 reverse stock split of the Company's Common Stock, instead approving a 1 for 150 Reverse Stock Split of the Common Stock, and directed that there be submitted to the holders of a majority of the Company’s common stock for approval, the prospective amendment to the Company’s Articles of Incorporation to amend its previous corporate action to affect a 1-for-150 reverse split of the Company’s Common Stock. On December 13, 2022, stockholders of the Company owning a majority of the Company’s outstanding voting stock the Majority Stockholders approved the amended Reverse Stock Split by written consent.

Effects of Reverse Split

The corporate action provides for the combination of our presently issued and outstanding shares of Common Stock into a smaller number of shares of identical Common Stock. This is known as a “reverse stock split.” Under the proposal, each one hundred and fifty (150) shares of our presently issued and outstanding Common Stock as of the close of business on the effective date of the approved director’s resolution will be converted automatically into one (1) share of our post-reverse stock split Common Stock. We will not issue fractional certificates for post-reverse split shares in connection with the reverse split. Any shareholder owning a fractional share as a result of the corporate action will be rounded up to the next whole share.

Each stockholder will hold the same percentage of our outstanding Common Stock immediately following the reverse stock split as he or she did immediately prior to the reverse stock split. The Reverse Split does not change the number of authorized or issued shares of Class “A” Preferred Stock.

Common Stock

Pre-Split Outstanding Shares	Post-Split Outstanding Shares

18,701,074,966	124,673,833

Reasons for the Reverse Stock Split

The primary purposes of the reverse stock split are to:

o	Increase the per share price of our Common Stock;

o	Provide the Company with the flexibility to issue additional shares to facilitate future acquisitions and financings.

The reduction in the number of issued and outstanding shares of Common Stock to result from the reverse stock split is expected to increase the market price of the Common Stock to a level above the current market trading price. While the Board believes that the shares of Common Stock will trade at higher prices than those which have prevailed in the recent past, there can be no assurance that such increase in the trading price will occur or, if it does occur, that it will equal or exceed the direct arithmetical result of the reverse stock split because there are numerous factors and contingencies which could affect our market price.

The Company’s Common Stock is currently quoted on the OTC Market Group, Inc.’s “Pink” tier under the symbol “MCOA.” A higher per share price for the Common Stock may enable the Company to meet minimum bid price criteria for an up list on the OTC Markets Group, Inc. OTCQB tier, or initial listing of the Common Stock on a national securities exchange at such time as we implement our future business plans. Because trading of our Common Stock is conducted in the over-the-counter market, an investor could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Common Stock. In addition, because the Common Stock is not listed on a national securities exchange and presently trades at less than $5.00 per share, trading in our Common Stock is subject to the requirements of certain rules promulgated under the Exchange Act, which require additional disclosure by brokers or dealers in connection with any trades involving a stock defined as a “penny stock.” Because our Common Stock is presently classified as a “penny stock,” prior to effectuating any transaction in our Common Stock, a broker or dealer is required to make a suitability determination as to the proposed purchaser of our Common Stock and to receive a written agreement, meeting certain requirements. The additional burdens imposed upon brokers or dealers by such requirements could discourage brokers or dealers from effecting transactions in our Common Stock, which could limit the market liquidity of our Common Stock and the ability of investors to trade our Common Stock.

The Board believes that the Reverse Stock Split also could result in a broader market for our Common Stock than the current market. Many institutional investors are unwilling or unable due to investment restrictions to invest in companies whose stock trades at less than $5.00 per share. Many investment advisors are subject to internal restrictions on their ability to recommend stocks trading at less than $5.00 per share because of a general presumption that such stocks may be highly speculative. In addition, stocks trading at less than $5.00 per share may not be marginable under the internal policies of some investment firms. The reverse stock split is anticipated to result in a price increase for our Common Stock relieving, to some extent, the possible effect of such limitations on the market for our Common Stock. Additionally, brokerage commissions on the sale of lower priced stocks often represent a higher percentage of the sales price than commissions on relatively higher priced stocks. The expected increase in trading price may also encourage interest and trading in our Common Stock and possibly promote greater liquidity for our stockholders. We also believe that the current per share price of our Common Stock has or may have a negative effect on our ability to use our Common Stock in connection with possible future transactions such as financings, strategic alliances, acquisitions and other uses not presently determinable. However, there can be no assurances that the reverse stock split will have the desired consequences.

Effects of the Reverse Stock Split

The reverse stock split will be effective after approval by FINRA and the SEC, the filing of the Certificate of Amendment with the Utah Secretary of State, 20 days after the mailing of this Information Statement to our stockholders entitled to receive notice thereof. The market effective date of the reverse split may be delayed thereby. Accordingly, the Company will advise and update stockholders in press releases and on Form 8-K.

Adoption of the reverse stock split will reduce the shares of Common Stock outstanding on the record date. The effect of the reverse split upon holders of Common Stock will be that the total number of shares of our Common Stock held by each stockholder will be automatically converted into the number of whole shares of Common Stock equal to the number of shares of Common Stock owned immediately prior to the reverse stock split divided by one hundred and fifty (150), adjusted for any fractional shares. Each of our stockholders will continue to own shares of Common Stock and will continue to share in the assets and future growth of the Company as a stockholder. Each stockholder’s percentage ownership interest in the Company and proportional voting power will change due to adjustments for fractional shares.

Anti-Take Over Effects of the Reverse Stock Split

The effective decrease in our issued shares, could potentially be used by management to thwart a take-over attempt, or allow management to remain intact, since after the closing of the reverse stock split, Mr. Quintero will constitute the major stockholder controlling by his control of 2,000,000 shares of Preferred Class B common stock. The foregoing, when considered with the over-all effects of the completion of reverse stock split by the Company, might render it more difficult or discourage a merger, tender offer or proxy contest, or the removal of incumbent management. The proposal could make the accomplishment of a merger or similar transaction more difficult, even if it may appear beneficial to some shareholders.

Neither the Company’s articles nor its by-laws presently contain any provisions having anti-takeover effects and this proposal is not a plan by management to adopt a series of amendments to the Company’s charter or by-laws to institute an anti-takeover provision. The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The advantage of the reverse stock split, includes permitting the Company to pursue financing from investors, acquire assets, and issue shares of common stock in exchange for possible financing. The main disadvantage to the reverse stock split is that it may have an anti-takeover effect and discourage any potential mergers or tender offers.

No Dissenters Rights

In connection with the approval of the Reverse Split, shareholders of the Company will not have a right to dissent and obtain payment for their shares under the Revised Utah Business Corporations Act, our Articles of Incorporation or Bylaws.

Accounting Matters

The Reverse Split will not affect the par value of the Company’s Common Stock. As a result, on the effective date of the Reverse Split approved by the Company’s Board of Directors, the stated capital on the Company’s balance sheet attributable to Common Stock would be increased from then current amount by a factor that equals the Reverse Split ratio, and the additional paid-in capital account would be debited with the amount by which the stated capital is increased. The per share net income or loss and net book value per share will be increased because there will be less shares issued and outstanding.

Tax Consequences to Common Stockholders

The following discussion sets forth the material United States federal income tax consequences that the Company’s management believes will apply with respect to the Company and the shareholders of the Company who are United States holders at the effective time of the Reverse Split. This discussion does not address the tax consequences of transactions effectuated prior to or after the Reverse Split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock. For this purpose, a United States holder is a shareholder that is: (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion does not describe all the tax consequences that may be relevant to a holder in light of his particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities and persons who acquired their Common Stock as compensation). In addition, this summary is limited to shareholders who hold their Common Stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local, or foreign jurisdiction. Accordingly, each shareholder is strongly urged to consult with a tax adviser to determine the federal, state, local or foreign income or other tax consequences to such shareholder related to any Reverse Split.

The Reverse Split is intended to be a tax-free recapitalization to the Company and its stockholders, except for those stockholders who receive shares of Common Stock in lieu of a fractional share. Stockholders will not recognize any gain or loss for federal income tax purposes as a result of the Reverse Split, except for those stockholders receiving shares of Common Stock in lieu of a fractional share (as described herein). The holding period for shares of Common Stock after the Reverse Split, will include the holding period of shares of Common Stock before the Reverse Split, provided that such shares of Common Stock are held as a capital asset at the effective time of the Amendment. The adjusted basis of the shares of Common Stock after the Reverse Split will be the same as the adjusted basis of the shares of Common Stock before the Reverse Split, excluding the basis of fractional shares. A stockholder who receives shares of Common Stock in lieu of a fractional share generally may recognize gain in an amount not to exceed the excess of the fair market value of such shares over the fair market value of the fractional share to which the stockholder was otherwise entitled.

THIS SUMMARY IS NOT INTENDED AS TAX ADVICE TO ANY PARTICULAR PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS “CAPITAL ASSETS” AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY’S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF ANY REVERSE SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF ANY REVERSE SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES.

AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF ANY FORWARD SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH ANY REVERSE SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE, LOCAL, AND, IF APPLICABLE, FOREIGN TAX RETURNS.

Tax Consequences for the Company

The Company should not recognize any gain or loss as a result of the Reverse Split.

Fractional Shares

We will not issue fractional certificates for post-reverse split shares in connection with the reverse split. Any shareholder owning a fractional share as a result of the corporate action will be rounded up to the next whole share.

Share Certificate Transfer Instructions

The Company anticipates that the reverse split will become effective after approval by FINRA and the SEC, the filing of the Certificate of Amendment with the Utah Secretary of State, 20 days after the mailing of this Information Statement to our stockholders entitled to receive notice thereof. Beginning on the effective date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares. The Company will advise stockholders of the effective date in press releases and on Form 8-K.

Our transfer agent, Pacific Stock Transfer Company 6725 Via Austi Pkwy, Suite 300, Las Vegas NV 89119, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-reverse split shares may choose to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares. Until a stockholder forwards a completed letter of transmittal, together with certificates representing such stockholder’s shares of pre-Reverse Split Common Stock to the transfer agent and receives in return a certificate representing shares of post-Reverse Split Common Stock, such stockholder’s pre-Reverse Split Common Stock shall be deemed equal to the number of whole shares of post-Reverse Split Common Stock to which such stockholder is entitled as a result of the Reverse Split.

DISTRIBUTION AND COSTS

We will pay the cost of preparing, printing, and distributing this Information Statement. Only one Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions are received from one or more of such stockholders. Upon receipt of a written request at the address noted above, we will deliver a single copy of this Information Statement and future stockholder communication documents to any stockholders sharing an address to which multiple copies are now delivered.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 31, 2021, certain audited information with respect to our equity securities owned of record or beneficially by (i) each of our Officers and Directors; (ii) each person who owns beneficially more than 5% of each class of our outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percent(3)
Named Executive Officers and Directors:
Jesus Quintero	12,670,853	*
Edward Manolos	6,100,000	*
Tad Mailander	183,333	*
All executive officers and directors as a group (4 persons)	19,061,693

 *Denotes less than 1%

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Readers should refer to the table below for disclosures of the ownership of Preferred Class “A” shares which carry separate voting rights and preferences.

(2)	Under SEC rules, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options or the settlement of other equity awards.

(3)	Calculated on the basis of 7,122,806,264 shares of common stock outstanding as of December 31, 2021, plus any additional shares of common stock that a stockholder has the right to acquire within 60 days after December 31, 2021.

The following table sets forth information known to us regarding the beneficial ownership of our Class A Preferred Stock and Class B Preferred Stock as of December 31, 2021.

Title of Class	Name and address of beneficial owner (1)	Amount and nature of beneficial ownership (2)	Percent of Class
Class A Preferred Stock	Jesus Quintero 16860 Southwest 1st Street Pembroke Pines, FL 33027	6,666,666	72.22%
Class B Preferred Stock	Jesus Quintero 16860 Southwest 1st Street Pembroke Pines, FL 33027	2,000,000	100%
Class A Preferred Stock	Edward Manolos 1100 Wilshire Boulevard #2808 Los Angeles CA 90017	3,333,333	27.78%

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of preferred stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. The holders of the Class A Preferred Stock shall vote for the election of directors, and shall have full voting rights, except that each Class A Preferred share shall entitle the holder to exercise one hundred (100) votes for each one (1) Class A Preferred Share held. By virtue of his ownership of 2,000,000 shares of Class B Preferred Common Stock, Mr. Jesus Quintero beneficially owns in excess of 50% of the votes eligible to be cast on any decision regarding corporate actions under Utah law that are assigned to a vote of the stockholders, including but not limited to: (i) the sale of all or substantially all of its property; (ii) the election of directors; (iii) dissolving the corporation; (iv) amending the articles of incorporation; and, (v) approving a merger or consolidation.
(2)	Under SEC rules, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options or the settlement of other equity awards.

We are not aware of any person who owns of record, or is known to own beneficially, five percent or more of the outstanding securities of any class of the issuer, other than as set forth above. We are not aware of any person who controls the issuer as specified in Section 2(a)(1) of the 1940 Act. There are no classes of stock other than common stock issued or outstanding. We do not have an investment advisor.

There are no current arrangements which will result in a change in control.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one information statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this information statement was delivered or deliver a single copy of this information statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above. Stockholders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

Dated: December 22, 2022	MARIJUANA COMPANY OF AMERICA, INC.

	By:	/s/ Jesus Quintero
Jesus Quintero Principal Executive Officer

EXHIBIT A

On December 13, 2022, stockholders of the Company holding a majority of the shares eligible to vote, met in a special meeting called by the board of directors and approved an amendment to a previously filed June 10, 2022, amendment to the company’s articles of incorporation to affect a sixty-five to one reverse stock split of its issued and outstanding common stock. A majority of the shareholders and the board of directors now determined it to be an exercise of prudent business judgment to increase the size of the reverse stock split to 150:1.

The reverse stock split affects all issued and outstanding common shares of the company’s common stock. The par value will remain unchanged at $0.00 per share after the reverse stock split. The reverse stock split affects all common stockholders uniformly and will not alter any common stockholder's percentage interest in the company’s equity. No fractional shares will be issued in connection with the reverse split. Stockholders who would otherwise be entitled to receive a fractional share will instead receive one additional share, as determined in good faith by the company’s board of directors. The reverse stock split will not affect the Series A or Series B Preferred Classes of common stock.

After the approval of the SEC and FINRA, the company expects that upon the opening of trading thereafter, its common stock will trade on a split-adjusted basis under its current trading symbol: MCOA and with a new CUSIP number.